***Certain identified information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the registrant if publicly disclosed***

AMENDMENT NO. 1

TO DEVELOPMENT COLLABORATION AGREEMENT
This amendment to the Development and Collaboration Agreement (“Amendment”) is entered into by Verily Life Sciences LLC whose principal place of business is at 269 East Grand Avenue, South San Francisco, California 94080 USA (“VLS”), Verily Ireland Limited, organized under the laws of Ireland and having a principal place of business at 70 Sir John Rogerson’s Quay, Dublin 2, Ireland (“VIL,” and together with VLS, “Verily”), and iRhythm Technologies, Inc., organized under the laws of Delaware and having a principal place of business at 699 8th Street, Suite 600, San Francisco, CA 94103 (“IRTC”).

This Amendment is effective from the date of last signature below (“Amendment Effective Date”).
INTRODUCTION

(A)    IRTC and Verily are parties to that certain Development Collaboration Agreement with an effective date of September 3, 2019 (the “Agreement”).

(B)    The parties wish to amend the Agreement to [***], pursuant to the Development Plan or Amended Development Plan (as defined below).
AGREED TERMS

1.Definitions. Capitalized terms used but not defined in this Amendment have the meanings given to them in the Agreement.

2.Amendments. From the Amendment Effective Date, the Agreement is amended as follows:

2.1.[***] of the Agreement is deleted and replaced with the following:
“[***]” means any Intellectual Property Rights (a) Controlled by [***] or its Affiliates prior to the Effective Date, or (b) that come under the Control of [***] or its Affiliates during the Term other than in the course of performing activities pursuant to the Development Plan contemplated by this Agreement, [***] and, in each case ((a) and (b)), that are necessary or useful for the Development, Manufacture, or Commercialization of the [***].

2.2.The following is added after the second sentence of Section 3.6:

The terms of the Phase 1b Agreement and any follow-on agreement between the Parties [***]. To the extent that [***] shall be subject to the negotiation and execution of a subsequent agreement by the Parties.

2.3.The following is added at the end of Section 6.1:
The Parties agree that, in any transfer of the [***] will not transfer any source code making up the [***] and will not transfer any documentation of architecture, design or other technical specifications concerning the software library included therein, to [***], except for information reasonably required for quality assurance purposes in connection with the performance of the Development Plan or the Amended Development Plan. [***] shall not reverse engineer, disassemble, or decompile any prototypes, software, samples, or other tangible objects that embody the [***], nor develop any improvements to, or derive any derivatives from, the [***]. As between the Parties, [***] will own and retain all rights, title and interest in and to the [***]. Any ideas, suggestions, guidance or other information disclosed by [***] and any intellectual property rights relating to the foregoing shall be collectively deemed “Feedback.” [***] agrees to grant and hereby grants to [***] a nonexclusive, perpetual, irrevocable, royalty free, worldwide license (with the right to grant and authorize sublicenses) to make, have made, use, import, offer for sale, sell, reproduce, distribute, modify, adapt, prepare derivative works of, display, perform and otherwise exploit such Feedback without restriction.

***Certain identified information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the registrant if publicly disclosed***

2.4.The last sentence of Section 6.5 [***] is hereby deleted and replaced in its entirety with the following:

The rights granted under this Section 6.5 (AF Algorithm Licenses) do not include any rights or licenses to the [***].

2.5.[***]’s representations and warranties in [***] are true as of the Amendment Effective Date with respect to the [***].

3.General

3.1.The Parties agree to review the Development Plan and propose updates as necessary to effect the changes reflected in this Amendment to the JSC and the Parties. The Parties will consider any such proposed updates in good faith and adopt an updated Development Plan, if required to reflect the terms of this Amendment (any such Development Plan, the “Amended Development Plan”).

3.2.The Agreement remains in full force and effect except as modified by this Amendment, and the Milestone Payments already achieved or paid under the Agreement are non-refundable and will not be impacted by this Amendment. If the Agreement and this Amendment conflict, this Amendment governs to the extent of the conflict.

3.3.The Agreement’s governing law and dispute resolution provisions also apply to this Amendment.

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***Certain identified information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the registrant if publicly disclosed***

Signed by the parties’ authorized representatives on the dates below.

VERILY LIFE SCIENCES LLC	iRHYTHM TECHNOLOGIES, INC.
By: /s/ Andrew Conrad	By: /s/ Doug Devine
Name: Andrew Conrad	Name: Doug Devine
Title: Chief Executive Officer	Title: Chief Financial Officer
Date: 4/26/2021	Date: 4/26/2021